UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 28, 2015 (August 28, 2015)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Perth House, Millennium Way

Chesterfield, Derbyshire, United Kingdom S41 8ND

(Address of principal executive offices)

+44 424 626 3051

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

New Revolving Credit Facility

On August 28, 2015, in connection with the pending acquisition (the “Therakos Acquisition”) of TGG Medical Solutions, Inc. (“Therakos”), the sole stockholder of Therakos, Inc., pursuant to the Stock Purchase Agreement, dated as of August 9, 2015 (the “Purchase Agreement”), by and among TGG Medical Holdings, LLC, Therakos, Mallinckrodt Enterprises LLC and Mallinckrodt plc, two wholly owned subsidiaries of Mallinckrodt plc, Mallinckrodt International Finance, S.A. (“MIFSA”) and Mallinckrodt CB LLC (“MCB”), entered into a $250 million replacement revolving credit facility (the “2015 Replacement Revolving Credit Facility”), which refinanced and replaced in full the existing revolving credit facility, and an additional $250 million incremental revolving credit facility (the “2015 Incremental Revolving Credit Facility” and, together with the 2015 Replacement Revolving Credit Facility, the “2015 Revolving Credit Facility”), such that the 2015 Revolving Credit Facility has an aggregate facility size of $500 million. The 2015 Revolving Credit Facility is governed by the Credit Agreement, dated as of March 19, 2014 (the “Credit Agreement”), among Mallinckrodt plc, MIFSA , MCB, the lenders party thereto from time to time and Deutsche Bank AG New York, as administrative agent and a Refinancing Amendment No. 1 and Incremental Assumption Agreement No. 2, dated as of August 28, 2015 (the “Refinancing Amendment”), among Mallinckrodt plc, MIFSA, MCB, the subsidiaries of Mallinckrodt plc party thereto and Deutsche Bank AG New York Branch, as administrative agent.

The 2015 Revolving Credit Facility bears interest at an interest rate per annum equal to 2.25% plus the London Interbank Offered Rate (“LIBOR”). Interest on the 2015 Revolving Credit Facility is payable at the end of each LIBOR period, but in no event less frequently than every three months. A commitment fee equal to 0.275% per annum of unused commitments will be paid on commitments under the 2015 Revolving Credit Facility.

The 2015 Revolving Credit Facility has similar terms to the revolving credit facility that the 2015 Replacement Revolving Credit Facility replaced (other than pricing). The Refinancing Amendment also makes certain modifications to the terms of the Credit Agreement, as applied to the 2015 Revolving Credit Facility.

The 2015 Revolving Credit Facility matures on March 19, 2019. Amounts outstanding under the 2015 Revolving Credit Facility may be prepaid and/or reborrowed at any time.

The foregoing summary of the 2015 Revolving Credit Facility is qualified in its entirety by reference to (i) the Refinancing Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and (ii) the Credit Agreement, which was previously filed as Exhibit (b)(3) of the Schedule TO/A filed by Mallinckrodt plc and Madison Merger Sub, Inc. on March 19, 2014 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

Effective as of August 28, 2015, MIFSA has also designated Mallinckrodt plc as the Designated Parent under both (i) the incremental term B-1 loans (the “Incremental Term B-1 Loans”) established by the Credit Agreement and the Incremental Assumption Agreement No. 1, dated as of August 14, 2014 (the “IAA”), among MIFSA, MCB, the subsidiaries of MIFSA party thereto, the incremental term B-1 lender party thereto and Deutsche Bank AG New York Branch, as administrative agent, as acknowledged by and consented to by Mallinckrodt plc and Mallinckrodt Quincy S.à r.l., a private limited liability company (société à responsabilité limitée) organized and established under the laws of the Grand Duchy of Luxembourg and (ii) the indenture, dated as of August 13, 2014 (the “2014 Indenture”) among MIFSA, MCB, the guarantors party thereto from time to time and Deutsche Bank Trust Company Americas, as trustee, pursuant to which MIFSA and MCB have issued their 5.75% senior unsecured notes due August 1, 2022 (the “2014 Notes”). As a result, all guarantors of the 2015 Revolving Credit Facilities (including Mallinckrodt plc and certain of its subsidiaries that are direct or indirect parent or sister companies of MIFSA) shall (i) guarantee, and grant a lien on certain of their assets as security for, all obligations under the Incremental Term B-1 Loans and (ii) guarantee all obligations under the 2014 Indenture, including the 2014 Notes.

Cautionary Statement Regarding Forward-Looking Statements

Statements made herein that are not strictly historical, including statements regarding the Therakos Acquisition, the expected timetable for the completion of the transaction, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s and Therakos’ businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Mallinckrodt and Therakos operate; the commercial success of Mallinckrodt’s products and of Therakos’ photopheresis platforms; the parties’ ability to satisfy the Purchase Agreement conditions (including required regulatory approvals) and complete the Therakos Acquisition on the anticipated timeline or at all; Mallinckrodt’s ability to realize anticipated growth, synergies and cost savings from its recently completed acquisitions and the Therakos Acquisition; changes in laws and regulations; Mallinckrodt’s ability to identify, acquire or close future acquisitions; Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products and businesses generally and to realize anticipated growth, synergies and cost savings (including with respect to the Therakos Acquisition); Mallinckrodt’s ability to successfully develop or commercialize new products; Mallinckrodt’s ability to protect intellectual property rights; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; limited clinical trial data for H.P. Acthar® Gel; complex reporting and payment obligations under healthcare rebate programs; Mallinckrodt’s ability to achieve anticipated benefits of price increases; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; and the effectiveness of information technology infrastructure. These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 27, 2015 and June 26, 2015. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

10.1	Refinancing Amendment No. 1 and Incremental Assumption Agreement No. 2, dated as of August 28, 2015, among Mallinckrodt plc, Mallinckrodt International Finance, S.A., Mallinckrodt CB LLC, the other subsidiaries of Mallinckrodt plc party thereto, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2015

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Kenneth L. Wagner
Name:	Kenneth L. Wagner
Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Refinancing Amendment No. 1 and Incremental Assumption Agreement No. 2, dated as of August 28, 2015, among Mallinckrodt plc, Mallinckrodt International Finance, S.A., Mallinckrodt CB LLC, the other subsidiaries of Mallinckrodt plc party thereto, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent.